UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2013

OLIE, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-178208	33-1220056
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

300-838 Hastings Street Vancouver, BC V6C0A6	33179-3899
(address of principal executive offices)	(zip code)

604-828-9999
(registrant’s telephone number, including area code)

Not Applicable
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. Changes in Registrant’s Certifying Accountant

History of auditor changes:

In December 2012 Peter Messineo, CPA merged into the firm known as DKM Certified Public Accountants (“DKM”).    In April 2013 the agreement of DKM and PM was terminated.  The successor firm named in (2) is a continuation of the audit firm (PM).

(1) Previous Independent Auditors:

a.

On May 10, 2013, the Company dismissed the registered independent public accountant, DKM Certified Public Accountants, of Clearwater Florida (“DKM”).

b.

Our Board of Directors participated in and approved the decision to change independent accountants. Through the period covered by the financial audit for the year ended September 30, 2012 and through the current date, there have been no disagreements with DKM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of DKM would have caused them to make reference thereto in their report on the financial statements. Through the interim period May 10, 2013 (the date of dismissal), there have been no disagreements with DKM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of DKM would have caused them to make reference thereto in their report on the financial statements.

c.

We have authorized DKM to respond fully to the inquiries of the successor accountant

d.

During the year ended September 30, 2012 and the interim period through May 10, 2013, there have been no reportable events with us as set forth in Item 304(a)(1)(iv) of Regulation S-K.

e.

The Company provided a copy of the foregoing disclosures to DKM prior to the date of the filing of this Report and requested that DKM furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Report.  A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

(2) New Independent Accountants:

a.

On May 10, 2013, the Company engaged Messineo & Co, CPAs, LLC (“M&Co”) of Clearwater, Florida, as its new registered independent public accountant. During the year ended September 30, 2012 and prior to May 10, 2013 (the date of the new engagement), we did not consult with M&Co regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company’s financial statements by M&Co, in either case where  written or oral advice provided by M&Co would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

ITEM 9.01. Financial Statements and Exhibits.

a.

None

b.

Exhibits

NUMBER	EXHIBIT
16.1	Letter from DKM Certified Public Accountants, dated May 10, 2013, regarding Change in Certifying Accountant. (Filed herewith.)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

OLIE, INC.

Dated: May 10, 2013	/s/ Robert Gardner
Robert Gardner
Chief Executive Officer

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